UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

Annual report
John Hancock
Hedged Equity & Income Fund
Closed-end international equity
Ticker: HEQ
December 31, 2023

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund currently makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

A message to shareholders
Dear shareholder,
Global equities delivered robust gains during the 12 months ended December 31, 2023, as investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, major central banks slowed the pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the U.S. Federal Reserve and other central banks would begin to cut rates in 2024, a favorable shift that propelled equities sharply higher in November and December.
Much of the return for the major world indexes came from a narrow group of mega-cap U.S. technology stocks. The European markets also outperformed, as the ongoing conflict in Ukraine had less of an impact on economic growth than investors had anticipated. On the other hand, the emerging markets lagged. Although a number of countries in the asset class posted strong returns, China’s sizable underperformance depressed headline index results. Canada also trailed its developed-market peers, largely due to a smaller representation of the growth stocks that led the markets higher in 2023.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Fund’s investments
24	Financial statements
27	Financial highlights
28	Notes to financial statements
36	Report of independent registered public accounting firm
37	Tax information
38	Investment objective, principal investment strategies, and principal risks
42	Additional information
44	Trustees and Officers
48	More information
1	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2023 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Equities rose on solid growth, easing inflation and moderating yields
Markets delivered strong gains, supported by resilient economic growth, consumer spending and labor markets as well as signs of slowing inflation that reversed a sharp climb in bond yields early in the period.
The fund’s equity strategy detracted from relative results
The fund had a positive absolute return at net asset value but underperformed its comparative index, the MSCI All Country World Index, due largely to an underweight to the information technology sector, an overweight to the utilities sector, and security selection in information technology, healthcare, and communication services sectors.
The fund’s beta hedge strategy also hurt performance
The fund’s hedging strategy, which is designed to reduce equity exposure by selling equity index futures, detracted from absolute results as global markets moved higher over the year.
SECTOR COMPOSITION AS OF 12/31/2023 (% of net assets)

3	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
What factors affected global equity markets during the 12 months ended December 31, 2023?
Equities advanced in the first half of 2023 as economic growth, consumer spending and labor markets were surprisingly resilient against a backdrop of sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Although major central banks continued to raise interest rates amid persistent inflation, declining energy prices helped reduce headline inflation in most countries. Stocks fell in the third quarter as market sentiment was dented by concerns about the health of China’s economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. In a potential step toward phasing out Japan’s ultra-easy monetary policy, the Bank of Japan (BOJ) allowed greater flexibility for government bond yields to fluctuate but ultimately held rates stable. Equities rebounded in the fourth quarter as the U.S. Federal Reserve surprised markets by signaling lower interest rates in 2024, sparking a rally that rippled across the globe and increasing speculation for sharp reductions in policy rates across developed markets in 2024.
TOP 10 HOLDINGS AS OF 12/31/2023 (% of net assets)
Merck & Company, Inc.	1.9
TotalEnergies SE	1.8
Johnson & Johnson	1.8
Philip Morris International, Inc.	1.6
Pfizer, Inc.	1.2
Cisco Systems, Inc.	1.2
Rio Tinto PLC	1.2
The Home Depot, Inc.	1.1
AXA SA	1.1
Texas Instruments, Inc.	1.0
TOTAL	13.9
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 12/31/2023 (% of net assets)
United States	42.5
Japan	10.2
United Kingdom	9.9
France	5.8
Canada	3.9
South Korea	3.8
Switzerland	3.6
Germany	3.2
Spain	2.1
Australia	2.0
Other countries	13.0
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	4

The fund underperformed versus its comparative index for the period. What led to these results?
Performance was negatively impacted by the fund’s equity and beta hedge strategies. Within the fund’s equity strategy, both security selection and sector allocation detracted from relative performance. In particular, an underweight allocation to the information technology sector and an overweight allocation to the utilities sector, both natural byproducts of the portfolio’s equity income focus, detracted the most. Security selection was weakest in the information technology, healthcare, and communication services sectors. On the positive side, security selection in the financials and utilities sectors contributed to relative performance.
The fund’s hedging strategies, which are designed to generate extra income and reduce equity exposure through selling futures on the major global stock indexes, detracted from absolute results as global markets increased over the year.
The primary relative detractors were an underweight exposure to U.S. graphic processing unit chipmaker NVIDIA Corp. and an overweight exposure to U.S. pharmaceutical developer Pfizer, Inc. The top relative contributors were our overweight exposures to U.S. alternative asset manager Ares Management Corp. and Swiss investment bank UBS Group AG, both in the financials sector.
MANAGED BY

Gregg R. Thomas, CFA
Roberto J. Isch, CFA
The views expressed in this report are exclusively those of Gregg R. Thomas, CFA, and Roberto J. Isch, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
5	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2023

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	9.53	6.01	4.74	33.87	58.90
At Market price	-3.21	5.08	4.63	28.10	57.29
MSCI ACWI	22.20	11.72	7.93	74.04	114.40
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	6

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Hedged Equity & Income Fund for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
7	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 12-31-23
	Shares	Value
Common stocks 96.9%		$136,707,728
(Cost $135,531,363)
Communication services 3.6%		5,133,022
Diversified telecommunication services 1.7%
AT&T, Inc.	25,571	429,081
BCE, Inc.	2,820	111,029
BT Group PLC	46,846	73,810
Koninklijke KPN NV	132,430	456,238
KT Corp.	3,152	84,044
Magyar Telekom Telecommunications PLC	14,958	29,419
Orange Polska SA	26,144	54,111
Orange SA	8,917	101,633
Proximus SADP	7,341	69,015
Spark New Zealand, Ltd.	16,435	53,805
Telefonica Brasil SA	8,971	98,542
Telenor ASA	8,144	93,466
Verizon Communications, Inc.	20,785	783,595
Entertainment 0.0%
Avex, Inc.	3,020	29,263
DeNA Company, Ltd.	3,450	33,644
Interactive media and services 0.0%
Baidu, Inc., Class A (A)	719	10,703
Media 0.9%
Comcast Corp., Class A	1,694	74,282
Hakuhodo DY Holdings, Inc.	6,470	49,444
Megacable Holdings SAB de CV, Series CPO	17,889	39,874
Metropole Television SA	2,773	39,629
Nippon Television Holdings, Inc.	5,660	61,673
Omnicom Group, Inc.	2,527	218,611
RTL Group SA	1,350	52,139
Television Francaise 1 SA	6,381	50,293
TV Asahi Holdings Corp.	4,240	48,221
WPP PLC	62,618	598,120
Wireless telecommunication services 1.0%
KDDI Corp.	19,492	618,257
MTN Group, Ltd.	6,729	42,445
Turkcell Iletisim Hizmetleri AS	275,294	523,324
Vodacom Group, Ltd.	35,389	205,312
Consumer discretionary 7.8%		11,000,834
Automobile components 0.9%
Continental AG	778	66,077
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	8

	Shares	Value
Consumer discretionary (continued)
Automobile components (continued)
Hankook Tire & Technology Company, Ltd. (A)	17,820	$626,317
Hyundai Mobis Company, Ltd.	510	93,439
NOK Corp.	2,155	28,641
Nokian Renkaat OYJ	5,024	45,914
Stanley Electric Company, Ltd.	3,538	66,375
Sumitomo Electric Industries, Ltd.	6,450	81,841
Sumitomo Rubber Industries, Ltd.	5,180	56,094
Tachi-S Company, Ltd.	2,370	30,152
Tokai Rika Company, Ltd.	2,710	41,657
Toyota Boshoku Corp.	1,030	16,287
TS Tech Company, Ltd.	3,710	44,779
Unipres Corp.	3,620	24,394
Valeo SE	4,260	65,841
Automobiles 2.0%
Bayerische Motoren Werke AG	3,070	341,604
Dongfeng Motor Group Company, Ltd., H Shares	58,779	29,291
Great Wall Motor Company, Ltd., H Shares	38,683	50,286
Hero MotoCorp, Ltd.	3,433	170,912
Honda Motor Company, Ltd.	4,130	42,602
Isuzu Motors, Ltd.	78,611	1,007,767
Mercedes-Benz Group AG	1,017	70,171
Nissan Motor Company, Ltd.	22,180	86,722
Renault SA	1,699	69,489
Stellantis NV	2,411	56,491
Subaru Corp.	3,604	65,735
Toyota Motor Corp.	13,919	255,048
Yamaha Motor Company, Ltd.	65,673	584,382
Broadline retail 0.1%
Alibaba Group Holding, Ltd.	5,653	54,453
ASKUL Corp.	3,590	54,604
Seria Company, Ltd.	2,910	54,278
Distributors 0.1%
LKQ Corp.	3,813	182,223
Diversified consumer services 0.0%
Benesse Holdings, Inc.	360	6,651
Hotels, restaurants and leisure 1.6%
Darden Restaurants, Inc.	4,644	763,009
McDonald’s Corp.	1,339	397,027
OPAP SA	29,846	506,322
Sodexo SA	4,966	546,699
Household durables 1.0%
Coway Company, Ltd. (A)	1,374	60,771
9	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Household durables (continued)
Crest Nicholson Holdings PLC	12,937	$35,772
De’ Longhi SpA	928	31,313
Garmin, Ltd.	507	65,170
Nikon Corp.	3,045	30,055
Rinnai Corp.	2,930	67,794
Sekisui House, Ltd.	47,795	1,059,434
Specialty retail 2.0%
CECONOMY AG (A)	7,366	20,131
Industria de Diseno Textil SA	18,971	827,782
Kingfisher PLC	21,555	66,786
Mr. Price Group, Ltd.	12,689	108,895
The Home Depot, Inc.	4,538	1,572,644
Tractor Supply Company	677	145,575
Xebio Holdings Company, Ltd.	3,685	24,951
Textiles, apparel and luxury goods 0.1%
Burberry Group PLC	3,358	60,568
Sanyo Shokai, Ltd.	760	12,750
The Swatch Group AG, Bearer Shares	389	105,843
Yue Yuen Industrial Holdings, Ltd.	18,971	21,026
Consumer staples 8.7%		12,256,100
Beverages 1.1%
Cia Cervecerias Unidas SA, ADR	1,264	15,851
Coca-Cola Icecek AS	2,803	49,847
Embotelladora Andina SA, Series B, ADR	3,274	48,815
Keurig Dr. Pepper, Inc.	6,492	216,313
Kirin Holdings Company, Ltd.	5,420	79,350
PepsiCo, Inc.	2,094	355,645
Pernod Ricard SA	1,316	232,566
The Coca-Cola Company	8,100	477,333
Consumer staples distribution and retail 0.8%
Atacadao SA	28,336	72,613
Carrefour SA	4,875	89,284
Clicks Group, Ltd.	33,093	593,118
J Sainsbury PLC	11,910	45,918
Sundrug Company, Ltd.	391	12,550
Tsuruha Holdings, Inc.	815	74,607
Walgreens Boots Alliance, Inc.	7,957	207,757
Food products 1.9%
Archer-Daniels-Midland Company	2,777	200,555
Associated British Foods PLC	20,146	607,181
Astral Foods, Ltd.	3,499	28,039
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	10

	Shares	Value
Consumer staples (continued)
Food products (continued)
Conagra Brands, Inc.	12,041	$345,095
General Mills, Inc.	1,262	82,207
Kellanova	5,356	299,454
Nestle SA	5,936	688,100
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	195,282	11,285
Thai Union Group PCL	100,912	44,284
The Kraft Heinz Company	7,204	266,404
Ulker Biskuvi Sanayi AS (A)	16,551	45,949
WH Group, Ltd. (B)	124,227	80,226
Household products 1.0%
Colgate-Palmolive Company	3,806	303,376
Kimberly-Clark Corp.	402	48,847
The Procter & Gamble Company	7,438	1,089,965
Personal care products 1.2%
Kenvue, Inc.	30,450	655,589
Unilever PLC	15,439	747,417
Unilever PLC, ADR	5,478	265,573
Tobacco 2.7%
Altria Group, Inc.	14,846	598,888
British American Tobacco PLC	16,300	476,925
Japan Tobacco, Inc.	21,523	555,836
Philip Morris International, Inc.	23,845	2,243,338
Energy 9.0%		12,743,233
Energy equipment and services 0.2%
Baker Hughes Company	4,432	151,486
Fugro NV (A)	2,288	43,869
John Wood Group PLC (A)	19,507	42,635
Trican Well Service, Ltd.	7,250	22,543
Oil, gas and consumable fuels 8.8%
ARC Resources, Ltd.	2,729	40,511
BP PLC	35,318	209,367
Canadian Natural Resources, Ltd.	7,908	518,089
Chevron Corp.	5,765	859,907
Coal India, Ltd.	61,421	277,500
ConocoPhillips	3,436	398,817
Coterra Energy, Inc.	38,643	986,169
Diamondback Energy, Inc.	1,145	177,567
Enbridge, Inc.	25,870	931,285
Eni SpA	21,086	357,648
EOG Resources, Inc.	7,165	866,607
Equinor ASA	35,531	1,126,047
11	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Exxon Mobil Corp.	10,784	$1,078,184
Oil & Natural Gas Corp., Ltd.	44,993	111,017
Oil India, Ltd.	16,049	71,900
OMV AG	4,584	201,112
ORLEN SA	18,813	313,237
Phillips 66	1,435	191,056
Pioneer Natural Resources Company	200	44,976
Repsol SA	36,001	534,036
Shell PLC	11,433	374,249
TotalEnergies SE	37,647	2,559,957
Ultrapar Participacoes SA	4,701	25,502
Woodside Energy Group, Ltd.	8,384	177,042
Yankuang Energy Group Company, Ltd., H Shares	26,770	50,918
Financials 22.5%		31,688,092
Banks 8.9%
ABN AMRO Bank NV (B)	6,926	104,157
AIB Group PLC	14,780	63,299
Banco Bilbao Vizcaya Argentaria SA	12,944	117,975
Banco Bradesco SA, ADR	32,462	113,617
Banco do Brasil SA	4,961	56,553
Bank Mandiri Persero Tbk PT	416,954	163,795
Bank of America Corp.	24,276	817,373
Bank of Beijing Company, Ltd., Class A	105,600	67,440
Bank of Chengdu Company, Ltd., Class A	25,700	40,802
Bank of Ireland Group PLC	7,319	66,445
Bank of Jiangsu Company, Ltd., Class A	88,600	83,575
BNP Paribas SA	2,134	148,197
BPER Banca	20,710	69,436
CaixaBank SA	12,819	52,793
Canara Bank	10,487	55,010
CIMB Group Holdings BHD	50,945	64,862
Dah Sing Financial Holdings, Ltd.	8,765	17,954
DGB Financial Group, Inc. (A)	6,182	40,649
DNB Bank ASA	36,728	780,883
Erste Group Bank AG	2,771	112,239
FinecoBank SpA	55,160	829,836
HSBC Holdings PLC	84,140	680,689
Huntington Bancshares, Inc.	7,295	92,792
Industrial Bank of Korea (A)	51,559	473,905
ING Groep NV	8,206	123,045
JPMorgan Chase & Co.	8,252	1,403,665
Kasikornbank PCL	25,158	99,385
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	12

	Shares	Value
Financials (continued)
Banks (continued)
Kasikornbank PCL, NVDR	1,593	$6,293
KB Financial Group, Inc.	2,759	115,110
M&T Bank Corp.	3,812	522,549
Mitsubishi UFJ Financial Group, Inc.	102,044	875,755
Mizuho Financial Group, Inc.	12,567	214,366
New York Community Bancorp, Inc.	17,924	183,363
Regions Financial Corp.	10,214	197,947
Resona Holdings, Inc.	13,630	69,095
Royal Bank of Canada	9,291	939,583
Sberbank of Russia PJSC, ADR (A)(C)	3,353	1,174
Security Bank Corp.	19,906	25,704
Shinhan Financial Group Company, Ltd.	6,351	196,904
Societe Generale SA	4,804	127,812
Standard Bank Group, Ltd.	5,688	64,848
Standard Chartered PLC	17,335	147,107
Sumitomo Mitsui Trust Holdings, Inc.	5,920	113,379
The Bank of Nova Scotia	16,803	817,926
The Tochigi Bank, Ltd.	7,490	16,419
Truist Financial Corp.	10,056	371,268
U.S. Bancorp	9,954	430,809
Unicaja Banco SA (B)	39,371	38,774
UniCredit SpA	7,916	215,550
VTB Bank PJSC, GDR (A)(C)	55,420	1,108
Wells Fargo & Company	3,275	161,196
Capital markets 4.1%
Ares Management Corp., Class A	10,673	1,269,233
BlackRock, Inc.	595	483,021
CME Group, Inc.	2,118	446,051
Korea Investment Holdings Company, Ltd. (A)	12,248	580,108
Mirae Asset Securities Company, Ltd. (A)	100,362	592,659
Morgan Stanley	2,434	226,971
Nomura Holdings, Inc.	11,053	49,778
St. James’s Place PLC	5,354	46,581
The Blackstone Group, Inc.	3,915	512,552
The Carlyle Group, Inc.	1,616	65,755
The Goldman Sachs Group, Inc.	551	212,559
UBS Group AG	39,963	1,241,313
Consumer finance 0.0%
Vanquis Banking Group PLC	9,481	15,612
Financial services 0.4%
Equitable Holdings, Inc.	4,205	140,027
Fidelity National Information Services, Inc.	1,123	67,459
13	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Financial services (continued)
FirstRand, Ltd.	93,816	$376,388
Insurance 8.8%
Admiral Group PLC	8,458	289,166
Ageas SA/NV	1,830	79,551
Allianz SE	2,782	743,465
American Financial Group, Inc.	1,363	162,047
American International Group, Inc.	3,128	211,922
Assicurazioni Generali SpA	7,190	151,907
Aviva PLC	26,246	145,230
AXA SA	46,633	1,522,868
Caixa Seguridade Participacoes SA	26,265	69,798
China Reinsurance Group Corp., H Shares	506,252	29,492
Chubb, Ltd.	647	146,222
CNA Financial Corp.	8,925	377,617
Dai-ichi Life Holdings, Inc.	4,675	99,170
Fairfax Financial Holdings, Ltd.	629	580,324
Fidelity National Financial, Inc.	12,369	631,066
Legal & General Group PLC	140,654	449,486
MetLife, Inc.	4,382	289,782
MS&AD Insurance Group Holdings, Inc.	3,010	118,350
Muenchener Rueckversicherungs-Gesellschaft AG	590	244,740
NN Group NV	2,484	98,170
Old Mutual, Ltd.	91,031	64,782
Phoenix Group Holdings PLC	74,032	504,094
PICC Property & Casualty Company, Ltd., H Shares	440,000	523,608
Samsung Life Insurance Company, Ltd.	10,005	535,260
Sanlam, Ltd.	25,365	101,177
Sun Life Financial, Inc.	10,952	567,995
Suncorp Group, Ltd.	67,589	640,025
T&D Holdings, Inc.	8,485	134,703
Talanx AG	14,728	1,052,540
Tokio Marine Holdings, Inc.	34,169	850,841
Tongyang Life Insurance Company, Ltd. (A)	4,127	14,487
Tryg A/S	16,928	368,391
Zurich Insurance Group AG	1,152	602,297
Mortgage real estate investment trusts 0.3%
Annaly Capital Management, Inc.	18,949	367,042
Health care 9.1%		12,803,196
Biotechnology 0.7%
AbbVie, Inc.	3,946	611,512
Amgen, Inc.	520	149,770
Gilead Sciences, Inc.	3,251	263,364
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	14

	Shares	Value
Health care (continued)
Health care equipment and supplies 0.3%
Koninklijke Philips NV (A)	5,897	$138,003
Medtronic PLC	2,893	238,325
Paramount Bed Holdings Company, Ltd.	1,510	29,617
Health care providers and services 0.3%
Alfresa Holdings Corp.	2,850	48,382
BML, Inc.	1,420	30,166
CVS Health Corp.	1,677	132,416
Fresenius SE & Company KGaA	3,270	101,355
Netcare, Ltd.	59,910	46,588
Pharmaceuticals 7.8%
Almirall SA	4,833	44,997
AstraZeneca PLC	5,920	798,548
AstraZeneca PLC, ADR	3,541	238,486
Bristol-Myers Squibb Company	9,899	507,918
Eisai Company, Ltd.	560	27,883
Genomma Lab Internacional SAB de CV, Class B	60,153	50,089
GSK PLC	11,282	208,369
Johnson & Johnson	15,914	2,494,360
Kissei Pharmaceutical Company, Ltd.	960	20,993
Merck & Company, Inc.	24,061	2,623,112
Novartis AG	12,373	1,249,803
Ono Pharmaceutical Company, Ltd.	3,410	60,662
Pfizer, Inc.	60,016	1,727,861
Roche Holding AG	2,684	780,221
Sandoz Group AG (A)	532	17,117
Sanofi SA	773	76,815
Takeda Pharmaceutical Company, Ltd.	3,015	86,464
Industrials 9.8%		13,762,205
Aerospace and defense 2.0%
Austal, Ltd.	23,072	31,880
Babcock International Group PLC	9,756	49,049
BAE Systems PLC	80,300	1,136,582
General Dynamics Corp.	1,106	287,195
L3Harris Technologies, Inc.	853	179,659
Lockheed Martin Corp.	2,142	970,840
RTX Corp.	1,291	108,625
Air freight and logistics 0.8%
bpost SA	3,353	17,286
Nippon Express Holdings, Inc.	10,591	600,933
United Parcel Service, Inc., Class B	2,644	415,716
Yamato Holdings Company, Ltd.	4,860	89,684
15	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Building products 0.9%
AGC, Inc.	15,284	$566,492
Cie de Saint-Gobain SA	1,857	136,949
Johnson Controls International PLC	10,624	612,367
Commercial services and supplies 0.1%
Aeon Delight Company, Ltd.	1,639	41,353
Prosegur Cia de Seguridad SA	14,768	28,690
Construction and engineering 1.2%
ACS Actividades de Construccion y Servicios SA	13,188	585,743
Bouygues SA	12,677	478,293
Chiyoda Corp. (A)	4,795	11,572
Gamuda BHD	567,170	566,446
Implenia AG	312	11,325
JGC Holdings Corp.	4,715	54,265
Electrical equipment 0.2%
Cosel Company, Ltd.	3,110	30,256
Emerson Electric Company	2,866	278,948
Ushio, Inc.	2,040	29,252
Zumtobel Group AG	1,814	12,582
Ground transportation 0.1%
ALD SA (B)	6,942	49,567
Canadian National Railway Company	1,241	155,985
Industrial conglomerates 0.9%
3M Company	2,431	265,757
CK Hutchison Holdings, Ltd.	13,910	74,733
Honeywell International, Inc.	642	134,634
Siemens AG	3,931	737,492
Machinery 2.1%
Amada Company, Ltd.	4,790	49,792
Daimler Truck Holding AG	3,121	117,237
Deere & Company	1,398	559,018
Doosan Bobcat, Inc.	16,851	656,402
Duerr AG	1,572	37,067
Hino Motors, Ltd. (A)	8,750	28,655
Hisaka Works, Ltd.	2,040	13,329
Kone OYJ, B Shares	1,455	72,781
Kubota Corp.	7,660	114,961
Makino Milling Machine Company, Ltd.	622	25,827
Makita Corp.	2,617	71,982
OKUMA Corp.	611	26,244
OSG Corp.	3,570	51,061
PACCAR, Inc.	6,632	647,615
SKF AB, B Shares	6,581	131,887
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	16

	Shares	Value
Industrials (continued)
Machinery (continued)
Stanley Black & Decker, Inc.	2,029	$199,045
Sumitomo Heavy Industries, Ltd.	2,250	56,554
Tadano, Ltd.	3,590	29,909
THK Company, Ltd.	3,630	70,934
Tsubakimoto Chain Company	500	14,313
Passenger airlines 0.1%
easyJet PLC (A)	12,693	82,343
Japan Airlines Company, Ltd.	2,640	51,863
Professional services 0.8%
Adecco Group AG	2,229	109,474
Bureau Veritas SA	26,389	667,635
Hays PLC	37,864	52,694
Pagegroup PLC	7,609	47,248
Paychex, Inc.	2,090	248,940
SThree PLC	4,134	21,914
Trading companies and distributors 0.4%
Mitsui & Company, Ltd.	1,327	49,715
Sumitomo Corp.	20,052	436,365
Travis Perkins PLC	4,652	49,028
Transportation infrastructure 0.2%
Atlas Arteria, Ltd.	55,935	220,223
Information technology 10.9%		15,397,964
Communications equipment 1.3%
Cisco Systems, Inc.	34,080	1,721,722
Nokia OYJ	19,670	66,995
Telefonaktiebolaget LM Ericsson, B Shares	15,450	97,230
Electronic equipment, instruments and components 0.7%
Alps Alpine Company, Ltd.	4,330	37,638
Amano Corp.	15,622	369,837
Corning, Inc.	6,428	195,733
E Ink Holdings, Inc.	11,683	74,807
Foxconn Technology Company, Ltd.	19,710	34,051
Hon Hai Precision Industry Company, Ltd.	16,204	55,130
Maxell, Ltd.	3,390	37,431
Nippon Chemi-Con Corp. (A)	2,510	23,293
PAX Global Technology, Ltd.	23,114	17,905
Sunny Optical Technology Group Company, Ltd.	6,170	56,091
IT services 1.9%
Accenture PLC, Class A	580	203,528
IBM Corp.	5,164	844,572
Infosys, Ltd.	10,169	188,203
17	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
IT services (continued)
Obic Company, Ltd.	313	$53,853
Otsuka Corp.	15,980	657,656
Samsung SDS Company, Ltd. (A)	4,303	565,880
SCSK Corp.	5,055	100,081
Semiconductors and semiconductor equipment 4.0%
ams AG (A)	23,145	58,341
Analog Devices, Inc.	3,191	633,605
ASMPT, Ltd.	5,399	51,483
Broadcom, Inc.	1,038	1,158,668
Globalwafers Company, Ltd.	27,998	534,316
Intel Corp.	1,306	65,627
Microchip Technology, Inc.	1,006	90,721
Miraial Company, Ltd.	1,540	15,622
NVIDIA Corp.	453	224,335
NXP Semiconductors NV	860	197,525
Qualcomm, Inc.	3,922	567,239
Taiwan Semiconductor Manufacturing Company, Ltd.	34,000	651,832
Texas Instruments, Inc.	8,477	1,444,989
Software 1.2%
Shanghai Baosight Software Company, Ltd., Class B	202,300	428,918
The Sage Group PLC	65,871	983,375
TOTVS SA	11,226	77,856
Trend Micro, Inc.	4,513	240,859
Technology hardware, storage and peripherals 1.8%
Apple, Inc.	1,283	247,016
Canon, Inc.	43,495	1,115,808
Catcher Technology Company, Ltd.	8,178	51,640
Chicony Electronics Company, Ltd.	18,051	102,860
HP, Inc.	19,657	591,479
Lenovo Group, Ltd.	43,933	61,482
Quadient SA	2,139	45,469
Samsung Electronics Company, Ltd.	1,037	62,943
Seagate Technology Holdings PLC	2,243	191,485
Wiwynn Corp.	1,703	100,835
Materials 4.8%		6,832,015
Chemicals 1.2%
BASF SE	6,359	342,414
Celanese Corp.	816	126,782
China BlueChemical, Ltd., H Shares	61,962	15,634
Evonik Industries AG	3,972	81,144
International Flavors & Fragrances, Inc.	2,655	214,975
KH Neochem Company, Ltd.	2,450	39,331
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	18

	Shares	Value
Materials (continued)
Chemicals (continued)
LyondellBasell Industries NV, Class A	2,716	$258,237
Mitsubishi Gas Chemical Company, Inc.	4,670	74,558
Nissan Chemical Corp.	2,289	89,131
PPG Industries, Inc.	996	148,952
Yara International ASA	8,986	319,242
Construction materials 0.3%
Heidelberg Materials AG	1,659	148,295
Holcim, Ltd. (A)	1,131	88,830
Imerys SA	1,010	31,847
Semen Indonesia Persero Tbk PT	101,959	42,375
Taiheiyo Cement Corp.	2,120	43,597
Vicat SACA	902	32,760
Containers and packaging 0.3%
Amcor PLC, CHESS Depositary Interest	50,314	487,485
Nampak, Ltd. (A)	555	5,643
Metals and mining 2.8%
African Rainbow Minerals, Ltd.	7,817	85,417
Anglo American Platinum, Ltd.	1,298	68,128
Anglo American PLC	2,497	62,492
Barrick Gold Corp.	4,883	88,222
Barrick Gold Corp. (New York Stock Exchange)	9,658	174,713
BHP Group, Ltd.	20,692	706,934
Centamin PLC	30,961	39,318
Centerra Gold, Inc.	6,261	37,376
Dowa Holdings Company, Ltd.	1,630	59,411
Endeavour Mining PLC	1,977	44,417
Fortescue, Ltd.	11,570	228,130
Fresnillo PLC	5,552	42,039
Maruichi Steel Tube, Ltd.	1,590	41,273
Neturen Company, Ltd.	2,980	20,290
Norsk Hydro ASA	2,083	14,001
OceanaGold Corp.	15,854	30,391
Rio Tinto PLC	21,672	1,611,986
Rio Tinto PLC, ADR	4,082	303,946
Rio Tinto, Ltd.	2,617	242,328
Zijin Mining Group Company, Ltd., H Shares	31,920	52,035
Paper and forest products 0.2%
Mondi PLC	4,385	85,791
UPM-Kymmene OYJ	5,359	202,145
19	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate 3.1%		$4,341,001
Diversified REITs 0.6%
Land Securities Group PLC	5,136	46,093
Stockland	141,999	430,631
The British Land Company PLC	7,496	38,108
WP Carey, Inc.	3,929	254,638
Health care REITs 0.1%
Welltower, Inc.	1,097	98,916
Hotel and resort REITs 0.1%
Host Hotels & Resorts, Inc.	8,015	156,052
Office REITs 0.4%
Nippon Building Fund, Inc.	135	584,399
Real estate management and development 0.1%
CK Asset Holdings, Ltd.	12,804	64,264
Daito Trust Construction Company, Ltd.	498	57,642
Mitsubishi Estate Company, Ltd.	5,700	78,136
Retail REITs 0.1%
Simon Property Group, Inc.	1,427	203,547
Specialized REITs 1.7%
Crown Castle, Inc.	9,963	1,147,638
Digital Realty Trust, Inc.	606	81,555
Gaming and Leisure Properties, Inc.	5,668	279,716
Iron Mountain, Inc.	8,767	613,515
Weyerhaeuser Company	5,929	206,151
Utilities 7.6%		10,750,066
Electric utilities 4.7%
American Electric Power Company, Inc.	3,785	307,418
Avangrid, Inc.	3,426	111,037
CEZ AS	4,239	181,697
Duke Energy Corp.	12,839	1,245,897
Edison International	8,824	630,828
Exelon Corp.	25,822	927,010
Iberdrola SA	51,940	681,286
NextEra Energy, Inc.	2,231	135,511
NRG Energy, Inc.	11,340	586,278
Power Grid Corp. of India, Ltd.	202,160	574,486
PPL Corp.	5,555	150,541
SSE PLC	23,935	565,009
Terna - Rete Elettrica Nazionale	40,727	339,771
The Southern Company	2,093	146,761
Gas utilities 0.8%
AltaGas, Ltd.	26,623	558,961
APA Group	9,154	53,272
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	20

	Shares	Value
Utilities (continued)
Gas utilities (continued)
Atmos Energy Corp.	4,444	$515,060
Independent power and renewable electricity producers 0.1%
Ratch Group PCL	161,458	148,893
Multi-utilities 2.0%
Dominion Energy, Inc.	5,122	240,734
Engie SA	64,514	1,136,498
National Grid PLC	87,969	1,185,058
Sempra	3,500	261,555
Water utilities 0.0%

Cia de Saneamento Basico do Estado de Sao Paulo	4,327	66,505
Preferred securities 0.8%		$1,180,832
(Cost $914,930)
Consumer discretionary 0.7%		971,115
Automobiles 0.7%
Bayerische Motoren Werke AG	1,201	119,503
Hyundai Motor Company	4,931	433,698
Hyundai Motor Company, 2nd Preferred	3,339	295,644
Volkswagen AG	992	122,270
Consumer staples 0.1%		82,292
Household products 0.1%
Henkel AG & Company KGaA	1,023	82,292
Energy 0.0%		73,815
Oil, gas and consumable fuels 0.0%
Raizen SA	89,000	73,815
Materials 0.0%		53,610
Chemicals 0.0%

FUCHS SE	1,205	53,610
Exchange-traded funds 0.1%		$115,655
(Cost $110,231)
iShares Core MSCI EAFE ETF	1,644	115,655
Closed-end funds 0.0%		$18,981
(Cost $8,650)
Sprott Physical Uranium Trust (A)	890	18,981

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(C)	500,000	0
21	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Par value^	Value
Short-term investments 0.2%		$300,000
(Cost $300,000)
Repurchase agreement 0.2%		300,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-29-23 at 5.300% to be repurchased at $300,177 on 1-2-24, collateralized by $315,400 U.S. Treasury Notes, 2.000% - 3.000% due 10-31-25 to 11-15-26 (valued at $306,015)	300,000	300,000

Total investments (Cost $136,865,368) 98.0%	$138,323,196
Other assets and liabilities, net 2.0%	2,812,702
Total net assets 100.0%	$141,135,898

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	22

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	30	Long	Mar 2024	$6,962,302	$7,230,000	$267,698
Euro STOXX 50 Index Futures	292	Short	Mar 2024	(14,761,417)	(14,644,517)	116,900
FTSE 100 Index Futures	79	Short	Mar 2024	(7,630,990)	(7,810,591)	(179,601)
MSCI EAFE Index Futures	41	Short	Mar 2024	(4,453,871)	(4,617,420)	(163,549)
MSCI Emerging Markets Index Futures	32	Short	Mar 2024	(1,581,487)	(1,653,920)	(72,433)
TOPIX Index Futures	31	Short	Mar 2024	(5,225,510)	(5,201,844)	23,666
						$(7,319)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	2,534,432	CAD	3,435,000	GSI	3/20/2024	—	$(60,655)
USD	3,121,301	CHF	2,720,000	BNP	3/20/2024	—	(138,178)
USD	10,956,453	EUR	9,955,000	DB	3/20/2024	—	(67,160)
USD	9,549,041	GBP	7,483,000	MSI	3/20/2024	$7,226	—
USD	5,952,665	JPY	856,200,000	MSI	3/21/2024	—	(192,238)
USD	2,557,227	NOK	26,800,000	MSI	3/20/2024	—	(85,083)
						$7,226	$(543,314)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar

Derivatives Abbreviations
BNP	BNP Paribas
DB	Deutsche Bank AG
GSI	Goldman Sachs International
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
At 12-31-23, the aggregate cost of investments for federal income tax purposes was $136,672,056. Net unrealized appreciation aggregated to $1,107,733, of which $9,767,087 related to gross unrealized appreciation and $8,659,354 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
23	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-23

Assets
Unaffiliated investments, at value (Cost $136,865,368)	$138,323,196
Unrealized appreciation on forward foreign currency contracts	7,226
Cash	73,309
Foreign currency, at value (Cost $42,080)	39,716
Collateral held at broker for futures contracts	2,192,324
Collateral segregated at custodian for OTC derivative contracts	600,000
Dividends and interest receivable	645,852
Receivable for investments sold	534,276
Other assets	2,579
Total assets	142,418,478
Liabilities
Unrealized depreciation on forward foreign currency contracts	543,314
Payable for futures variation margin	36,821
Foreign capital gains tax payable	38,516
Payable for investments purchased	574,503
Payable to affiliates
Accounting and legal services fees	5,068
Other liabilities and accrued expenses	84,358
Total liabilities	1,282,580
Net assets	$141,135,898
Net assets consist of
Paid-in capital	$159,585,761
Total distributable earnings (loss)	(18,449,863)
Net assets	$141,135,898

Net asset value per share
Based on 12,151,242 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$11.61
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	24

STATEMENT OF OPERATIONS For the year ended 12-31-23

Investment income
Dividends	$8,587,350
Interest	183,295
Less foreign taxes withheld	(763,996)
Total investment income	8,006,649
Expenses
Investment management fees	1,337,188
Accounting and legal services fees	30,808
Transfer agent fees	15,063
Trustees’ fees	44,714
Custodian fees	84,008
Printing and postage	95,174
Professional fees	88,517
Stock exchange listing fees	23,750
Other	18,470
Total expenses	1,737,692
Less expense reductions	(10,214)
Net expenses	1,727,478
Net investment income	6,279,171
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,793,944[1]
Futures contracts	(2,094,834)
Forward foreign currency contracts	93,766
(207,124)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	6,126,106
Futures contracts	(373,612)
Forward foreign currency contracts	(280,465)
5,472,029
Net realized and unrealized gain	5,264,905
Increase in net assets from operations	$11,544,076

[1]	Net of foreign capital gains taxes of $96,048.
25	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$6,279,171	$6,802,074
Net realized gain (loss)	(207,124)	3,675,689
Change in net unrealized appreciation (depreciation)	5,472,029	(12,196,389)
Increase (decrease) in net assets resulting from operations	11,544,076	(1,718,626)
Distributions to shareholders
From earnings	(6,559,517)	(9,282,645)
From tax return of capital	(6,634,123)	(4,899,088)
Total distributions	(13,193,640)	(14,181,733)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	85,767	81,403
Repurchased	(830,615)	—
Total from fund share transactions	(744,848)	81,403
Total decrease	(2,394,412)	(15,818,956)
Net assets
Beginning of year	143,530,310	159,349,266
End of year	$141,135,898	$143,530,310
Share activity
Shares outstanding
Beginning of year	12,231,087	12,223,813
Issued pursuant to Dividend Reinvestment Plan	7,458	7,274
Shares repurchased	(87,303)	—
End of year	12,151,242	12,231,087
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	26

Financial highlights
Period ended	12-31-23	12-31-22	12-31-21	12-31-20	12-31-19
Per share operating performance
Net asset value, beginning of period	$11.73	$13.04	$12.76	$14.85	$14.46
Net investment income[1]	0.51	0.56	0.53	0.39	0.59
Net realized and unrealized gain (loss) on investments	0.44	(0.71)	0.91	(1.15)	1.30
Total from investment operations	0.95	(0.15)	1.44	(0.76)	1.89
Less distributions
From net investment income	(0.54)	(0.76)	(0.62)	(0.42)	(0.67)
From tax return of capital	(0.54)	(0.40)	(0.54)	(0.91)	(0.83)
Total distributions	(1.08)	(1.16)	(1.16)	(1.33)	(1.50)
Anti-dilutive impact of repurchase plan	0.01[2]	—	—	—	—
Net asset value, end of period	$11.61	$11.73	$13.04	$12.76	$14.85
Per share market value, end of period	$10.05	$11.50	$13.00	$11.44	$14.91
Total return at net asset value (%)[3,4]	9.53	(0.96)	11.69	(2.99)	13.89
Total return at market value (%)[3]	(3.21)	(2.68)	24.20	(13.37)	26.41
Ratios and supplemental data
Net assets, end of period (in millions)	$141	$144	$159	$156	$182
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.17	1.17	1.18	1.15
Expenses including reductions	1.23	1.16	1.16	1.18	1.14
Net investment income	4.46	4.52	3.98	3.14	3.97
Portfolio turnover (%)	124	163	120	117	125

[1]	Based on average daily shares outstanding.
[2]	The repurchase plan was completed at an average repurchase price of $9.51 for 87,303 shares for the period ended 12-31-23.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
27	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor.  Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	28

significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of December 31, 2023, by major security category or type:
	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$5,133,022	$1,656,472	$3,476,550	—
Consumer discretionary	11,000,834	3,125,648	7,875,186	—
Consumer staples	12,256,100	7,721,005	4,535,095	—
Energy	12,743,233	6,267,197	6,476,036	—
Financials	31,688,092	12,809,733	18,876,077	$2,282
Health care	12,803,196	9,037,213	3,765,983	—
Industrials	13,762,205	5,064,344	8,697,861	—
Information technology	15,397,964	8,378,244	7,019,720	—
Materials	6,832,015	1,428,011	5,404,004	—
Real estate	4,341,001	3,041,728	1,299,273	—
Utilities	10,750,066	5,817,591	4,932,475	—
Preferred securities
Consumer discretionary	971,115	—	971,115	—
Consumer staples	82,292	—	82,292	—
Energy	73,815	73,815	—	—
Materials	53,610	—	53,610	—
Exchange-traded funds	115,655	115,655	—	—
Closed-end funds	18,981	18,981	—	—
Escrow certificates	—	—	—	—
Short-term investments	300,000	—	300,000	—
Total investments in securities	$138,323,196	$64,555,637	$73,765,277	$2,282
29	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Futures	$408,264	$408,264	—	—
Forward foreign currency contracts	7,226	—	$7,226	—
Liabilities
Futures	(415,583)	(415,583)	—	—
Forward foreign currency contracts	(543,314)	—	(543,314)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	30

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2023, the fund has a short-term capital loss carryforward of $14,646,101 and a long-term capital loss carryforward of $4,881,265 available to offset future net realized capital gains. These carryforwards do not expire.
As of December 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). As of June 30, 2023, under the current Plan, the fund makes quarterly distributions of an amount equal to $0.2500 per share, effective with the September 29, 2023 distribution, which will be paid quarterly until further notice.The previous quarterly distribution was $0.2900 per share.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
31	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

The tax character of distributions for the years ended December 31, 2023 and 2022 was as follows:
	December 31, 2023	December 31, 2022
Ordinary income	$6,559,517	$9,282,645
Return of capital	6,634,123	4,899,088
Total	$13,193,640	$14,181,733
As of December 31, 2023, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, derivative transactions, capital gains tax and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	32

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended December 31, 2023, the fund used futures contracts to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $32.7 million to $41.2 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended December 31, 2023, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $27.1 million to $36.8 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at December 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$408,264	$(415,583)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	7,226	(543,314)
			$415,490	$(958,897)
33	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$93,766	$93,766
Equity	$(2,094,834)	—	(2,094,834)
Total	$(2,094,834)	$93,766	$(2,001,068)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2023:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$(280,465)	$(280,465)
Equity	$(373,612)	—	(373,612)
Total	$(373,612)	$(280,465)	$(654,077)
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	34

net assets of each fund. During the year ended December 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $10,214 for the year ended December 31, 2023.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2023, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended December 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2024 and December 31, 2024, up to 10% of its outstanding common shares as of December 31, 2023. The share repurchase plan will remain in effect between January 1, 2024 and December 31, 2024.
During the year ended December 31, 2023, the fund repurchased 0.71% of common shares. The weighted average discount per share on the repurchase amounted to 14.04% for the year ended December 31, 2023. During the year ended December 31, 2022, the fund had no activity under the repurchase program. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $168,940,563 and $178,776,481, respectively, for the year ended December 31, 2023.
35	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Hedged Equity & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Hedged Equity & Income Fund (the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	36

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $6,588,128. The fund intends to pass through foreign tax credits of $851,796.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
37	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes). The fund may invest in foreign issuers and foreign-currency securities without any limitation. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.
The fund uses an equity strategy (the “Equity Strategy”) and an actively managed option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection.
The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is a broadly diversified equity portfolio that is generally fully invested and seeks value across all market capitalization ranges, industries and sectors that seeks to participate in and capture the broader equity market returns in rising market conditions, while limiting losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies.
The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index put options). The Option Strategy will seek to enhance risk-adjusted returns, generate earnings from option premiums and reduce overall portfolio volatility. The fund expects to write index call options on a substantial portion of the fund’s common stock portfolio, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors, including the Advisor’s and Subadvisor’s assessment of market conditions and the liquidity needs of the fund to meet quarterly distributions.
The fund anticipates writing index call options on the S&P 500 Index (the “S&P 500”) with a typical expiration of approximately one month and with call strikes typically set slightly “out-of-the-money” (ranging from approximately 0%-7% above the then-current value of the index). The fund typically will limit notional exposure of the index call options from 0%-50% of the value of the fund’s portfolio securities. In certain circumstances or market conditions (including to meet distribution payments), the Subadvisor may write index call options on a lower percentage of the fund’s portfolio.
The Option Strategy typically will maintain an overall short position on the S&P 500 through its use of index call options. In certain circumstances, the fund may trade out of its index option positions during an intra-month period to lock in a gain, to limit risk, or to meet distribution payments. The Subadvisor retains the discretion to write call options on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the fund’s stock holdings. A meaningful portion of the fund’s stock holdings will normally consist of
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	38

stocks not included in the indices on which it writes call options. The fund expects to primarily use listed/exchange-traded options contracts but may also use over-the-counter (“OTC”) options. OTC options may be utilized to obtain exposure to specific strike prices, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market. The fund may also invest in derivatives such as futures contracts and foreign currency forward contracts.
The fund may also invest up to 20% of its net assets (plus borrowings for investment purposes) in fixed-income securities and fixed-income related instruments. These fixed-income securities may include non-investment grade (“high yield” or “junk bond”) instruments.”
The manager may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2023, the fund’s aggregate distributions included a return of capital of $0.54 per share, or 50.28% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment
39	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts and options. Foreign currency forward contracts, futures contracts and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
LIBOR discontinuation risk. The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of British pound sterling and U.S. dollar LIBOR settings will continue to be published on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three- and six-month U.S. dollar LIBOR will continue until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
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Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
41	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended December 31, 2023, distributions from net investment income totaling $0.5370 per share and tax return of capital totaling $0.5430 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
March 31, 2023	$0.2900
June 30, 2023	0.2900
September 29, 2023	0.2500
December 29, 2023	0.2500
Total	$1.0800
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan
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Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
43	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2012	182
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	178
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2011	180
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	178
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	182
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	178
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
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Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2011	180
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2011	178
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	178
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2011	178
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

45	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Non-Independent Trustees[4]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	180
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	178
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2011
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	46

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered and the Statement of Additional Information has not been updated since the Fund’s last public offering, therefore the information contained in the Statement of Additional Information may be outdated.
[1]	Ms. Ellison and Ms. Rathke serve as Trustees for a term expiring in 2024; Mr. Arnott, Mr. Garfield, Ms. Jackson, and Mr. Pruchansky serve as Trustees for a term expiring in 2025; Mr. Boyle, Dr. Cunningham, Ms. Fey, Mr. Lorentz, Dr. McClellan and Mr. Russo serve as Trustees for a term expiring in 2026; Mr. Boyle has served as Trustee at various times prior to date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

47	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Gregg R. Thomas, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: HEQ

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	48

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Dynamic Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

EXCHANGE-TRADED FUNDS

Corporate Bond ETF
Disciplined Value International Select ETF
Dynamic Municipal Bond ETF
Fundamental All Cap Core ETF
International High Dividend ETF
Mortgage-Backed Securities ETF
Multifactor Developed International ETF
Multifactor Emerging Markets ETF
Multifactor Large Cap ETF
Multifactor Mid Cap ETF
Multifactor Small Cap ETF
Preferred Income ETF
U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

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John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF3308520	P15A 12/23
2/2024

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2023, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock Hedged Equity & Income Fund for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $53,951 for the year ended December 31, 2023 and $51,788 for the year ended December 31, 2022. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

The aggregate fees for John Hancock Hedged Equity & Income Fund for audit-related fees amounted to $12 for the fiscal year ended December 31, 2023 and $5 for the fiscal year ended December 31, 2022. These fees were billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was related to software licensing fee.

(c) Tax Fees

The aggregate fees billed for John Hancock Hedged Equity & Income Fund for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $4,339 for the fiscal year ended December 31, 2023 and $4,192 for the fiscal year ended December 31, 2022. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

The all other fees for John Hancock Hedged Equity & Income Fund billed to the registrant or control affiliates for products and services provided by the principal accountant were $369 for the year ended December 31, 2023 and $163 and for the year ended December 31, 2022. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal period ended December 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $1,370,147 for the year ended December 31, 2023 and $1,328,471 for the year ended December 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson William H. Cunningham

Hassell H. McClellan, effective September 26, 2023

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP ("Wellington Management") portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. The information provided is as of the filing date of this N-CSR.

Gregg R. Thomas, CFA

Senior Managing Director and Director of Investment Strategy,

Wellington Management Company LLP since 2002

On Fund team since its inception (2011)

Roberto J. Isch, CFA

Senior Managing Director and Portfolio Manager,

Wellington Management Company LLP since 2012

Joined Fund team in 2019

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2023. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	Registered Investment		Other Pooled Investment
MANAGER					Other Accounts
	Companies		Vehicles
NAME

	Number of	Total	Number of	Total	Number of	Total
		Assets		Assets		Assets
	Accounts		Accounts		Accounts
		$Million		$Million		$Million

Gregg R.	7	10,844	11	2,973	6	3,511
Thomas, CFA	0*	0*	0*	0*	0*	0*

Roberto J.	3	480	12	4,534	5	1,915
Isch, CFA	0*	0*	8*	3,078*	0*	0*

Note: (*) represents the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Isch manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Therefore, portfolio managers and other investment team members have an incentive to favor accounts that have the potential to provide a higher incentive compensation for them as individuals. Wellington Management manages the conflict created by these incentive arrangements through policies on the allocation of investment opportunities, including the allocation of equity IPOs, as well as after-the-fact monitoring the review of client accounts to assess dispersion among accounts with similar mandates. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2023. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professional's necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Fund's manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Fund (the "Investment Professional") includes a base salary. The base salary for each Investment Professional who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Thomas and Isch are Partners.

Each Portfolio Manager's incentive payment relating to the Hedged Equity & Income Fund Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the MSCI All Country World Index over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2023, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of
Portfolio Manager	Beneficial
Ownership

Gregg R. Thomas, CFA	None

Roberto J. Isch, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	REGISTRANT PURCHASES OF EQUITY SECURITIES
				Maximum
				Number of
	Total	Average	Total Number of	Shares that May
			Shares Purchased	Yet Be
	Number of Shares	Price per	as Part of Publicly	Purchased
Period	Purchased	Share	Announced Plans*	Under the Plans
Jan 23	-	-	-	1,223,109
Feb 23				1,223,109
	-	-	-
Mar 23				1,223,109
	-	-	-

Apr 23	-	-	-	1,223,109
May 23				1,223,109
	-	-	-
Jun 23				1,223,109
	-	-	-
Jul 23				1,223,109
	-	-	-
Aug 23				1,223,109
	-	-	-
Sep 23				1,223,109
	-	-	-
Oct 23				1,135,806
	87,303	9.51	87,303
Nov 23				1,135,806
	-	-	-
Dec 23	-	-	-	1,135,806
Total
	87,303		87,303

*On December 6, 2011, the Board of Trustees approved a share repurchase plan which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2023 (shares that may yet be purchased under the current plan are 1,215,124 shares). The current plan is in effect between January 1, 2024 and December 31, 2024.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the SecuritiesAct of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	February 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	February 16, 2024
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	February 16, 2024